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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                             ----------------------

       Date of Report (Date of earliest event reported): August 27, 1999

                         General Instrument Corporation
             (Exact name of registrant as specified in its charter)

        Delaware               001-12925                  36-4134221
(State of incorporation)   (Commission File Number)      (IRS Employer
                                                       Identification No.)

101 Tournament Drive, Horsham, Pennsylvania                      19044
(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code: (215) 323-1000.

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Item 5. Other Events.

     On August 27, 1999, General Instrument Corporation, a Delaware corporation, issued a press release announcing that Next Level Communications, Inc. filed a registration statement with the Securities and Exchange Commission for a proposed initial public offering for the account of Next Level. The press release is filed as Exhibit 99.1 hereto.

Item 7. Financial Statements and Exhibits.

Exhibit   Description
-------   -----------
99.1      Press Release issued August 27, 1999

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          GENERAL INSTRUMENT CORPORATION

                                          (Registrant)

                                          By: /s/ Marc E. Rothman
                                              -------------------------
                                              Marc E. Rothman
                                              Vice President, Financial
                                              Planning and Analysis and
                                              Controller

Date: August 27, 1999